Exhibit 99.1

LL Flooring Signs Agreement with F9 Investments for Going-Concern Sale of Business

Asset Purchase Agreement Includes Acquisition of 219 Stores, Certain Inventory, Intellectual Property and Other Assets

Company Continues to Serve Customers and Provide a Broad Range of Hard and Soft Surface Flooring Both Online and in Stores

RICHMOND, Va. – September 6, 2024 – LL Flooring Holdings, Inc. (“LL Flooring” or the “Company”) (OTC Pink: LLFLQ), today announced that, as part of its ongoing Chapter 11 process, the Company has signed an agreement with F9 Investments for a going-concern sale of the business. Under the terms of the asset purchase agreement, F9 Investments will acquire 219 stores, inventory in those stores and in the Company’s Sandston, Virginia, distribution center, LL Flooring’s intellectual property and other company assets. The transaction is expected to be completed by the end of September, subject to approval by the Bankruptcy Court and other closing conditions.

Charles Tyson, President and Chief Executive Officer of LL Flooring, said, “We are pleased to have reached this agreement with F9 Investments for a going-concern sale following significant efforts by our team and advisors to preserve the business and maintain ongoing operations. As we move through the court-supervised process toward the approval and completion of this transaction, we remain committed to continuing to serve our valued customers and working closely with our vendors and partners. I continue to be appreciative of the ongoing focus and efforts of our associates to provide the best experience for our customers.”

As previously communicated, prior to entering the Chapter 11 process, the Company conducted extensive marketing processes with respect to its business and certain of its assets. The marketing process garnered significant interest, and the Company has used the Chapter 11 proceedings to continue pursuing a going-concern sale of its business under the Bankruptcy Code. While the Company had filed materials with the Bankruptcy Court on August 30, 2024 regarding the intent to pivot to a full liquidation of the business, the Company was able to subsequently reach the asset purchase agreement with F9 Investments that will maintain the business as a going-concern, pending approval by the Bankruptcy Court.

During the Chapter 11 process and as the Company works to complete the going-concern sale of the business, LL Flooring continues to generally operate in the normal course and remains focused on providing customers with a broad range of hard and soft surface flooring and an exceptional shopping experience. The 219 continuing stores that are part of the asset purchase agreement, along with the Company’s online platform, are open and continuing to serve customers with few changes to store operations and policies.

LL Flooring also continues to work with Hilco Merchant Resources, LLC, to assist the Company in store closing sales at 211 of its locations, including the recently initiated 117 store closings and the 94 store closings already in process that had been previously announced on August 11, 2014. These locations will remain open and serving customers through the store closing process.

Additional information about the Company’s Chapter 11 process is available at www.LLFlooringRestructuring.com.

Court filings and other information related to the proceedings are available on a separate website administrated by the company’s claims agent, Stretto, at https://cases.stretto.com/LLFlooring; by calling Stretto representatives toll-free at 855-314-5841, or 714-716-1925 for calls originating outside of the U.S. or Canada; or by emailing Stretto at TeamLLFlooring@stretto.com.

Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel, Houlihan Lokey is serving as financial adviser, and AlixPartners LLP is serving as restructuring advisor to the Company.

About LL Flooring

LL Flooring is one of the country’s leading specialty retailers of hard-surface flooring with more than 300 stores nationwide. The Company seeks to offer the best customer experience online and in stores, with more than 500 varieties of hard-surface floors featuring a range of quality styles and on-trend designs. LL Flooring’s online tools also help empower customers to find the right solution for the space they’ve envisioned. LL Flooring’s extensive selection includes waterproof hybrid resilient, waterproof vinyl plank, solid and engineered hardwood, laminate, bamboo, porcelain tile, and cork, with a wide range of flooring enhancements and accessories to complement, as well as carpet in select stores. LL Flooring stores are staffed with flooring experts who provide advice, Pro partnership services and installation options for all of LL Flooring’s products, the majority of which is in stock and ready for delivery.

Forward Looking Statements

Certain information in this press release may constitute “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, including but not limited to, the asset purchase agreement and the Chapter 11 proceedings and any other statements that refer to our expected, estimated or anticipated future results or that do not relate solely to historical facts. These statements, which may be identified by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “assumes,” “believes,” “thinks,” “estimates,” “seeks,” “predicts,” “could,” “projects,” “targets,” “potential,” “will likely result,” and other similar terms and phrases, are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management as of the date of such statements. These statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company’s control, including, among other things, the following: the outcome of our contingency planning and restructuring activities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a sale of the Company’s businesses under Section 363 of the U.S. Bankruptcy Code; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 proceedings; the Bankruptcy Court rulings in the Chapter 11 proceedings and the outcome of the proceedings in general; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in Chapter 11 proceedings; the Company’s ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of any arrangement with lenders or creditors while in Chapter 11 proceedings; the Company’s ability to conduct business as usual; any challenges and risks associated with the Company continuing to operate and manage its business under Chapter 11 protection, including the provision of any transition services to the purchaser and any risks to the Company’s remaining estate; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during Chapter 11 proceedings; adverse litigation; the risk that the Company’s Chapter 11 cases may be converted to cases under Chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to pursue, evaluate and close an asset sale of the Company’s businesses pursuant to Section 363 of the U.S. Bankruptcy Code; our inability to maintain compliance with financial covenants and operating obligations which would expose us to potential events of default under our outstanding indebtedness; our ability to incur additional debt or equity financing for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; and supply chain interruptions or difficulties. Therefore, the reader is cautioned not to rely on these forward-looking statements.

The Company specifically disclaims any obligation to update these statements, which speak only as of the dates on which such statements are made, except as may be required under the federal securities laws. For a discussion of other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section of the Company’s annual report on Form 10-K for the year ended December 31, 2023, and the Company’s other filings with the Securities and Exchange Commission. Such filings are available on the SEC’s website at www.sec.gov and the Company’s Investor Relations website at https://investors.llflooring.com.

For media inquiries:

Leigh Parrish / Ed Trissel / Spencer Hoffman

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449